U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: February 28, 2006

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: March 10, 2006

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward (signature), (Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of February 28, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	1,672	3,205
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	1,197	59,004
Total income	2,869	62,209
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	22,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	29	193
Bad debts	-	-
Bank fees	860	1,661
Payroll taxes	1,003	2,404
Other taxes (property tax)	-	-
Interest expense	-	-
Stockholder services	1,796	3,574
Insurance	85	2,085
Travel and entertainment	78	169
Utilities and telephone	305	678
Professional and legal	20,748	33,147
Other expenses (Lease payments)	-	-
Other expenses (Condominium rental)	-	782
Other expenses (Trustee fees)	-	-
Other expenses (Collection agcy, payroll serv.)	127	297
Total expenses	36,031	66,990
Net profit (loss)	(33,162)	(4,781)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended February 28, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		485,447
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	18,537	
From collection of post-petition accounts receivable	28,301	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Prior claim payment refunded or voided)	-	
Other receipts (Recovery of preferential transfers)	-	
Other receipts (Interest earned)	1,672	
Other receipts (Miscellaneous income)	1,197	
TOTAL RECEIPTS (Do not include beginning bank balance)		49,707
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	8,359	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	85	
Utilities/telephone	305	
** Tax payments	3,644	
Supplies	29	
Outside labor	87	
Travel/entertainment	78	
*** Payments to attorneys	4,066	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
General unsecured claim payments	-	
Other expenses (Stockholder services)	1,796	
Other expenses (Bank fees)	860	
Other expenses (Collection agency, payroll service)	127	
TOTAL DISBURSEMENTS		19,436
NET CASH FLOW (Total receipts minus total disbursements)		30,271
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		515,718

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended February 28, 2006

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 1,328	$ 1,328	$ -
** FICA - employee	-	842	842	-
** FICA - employer	-	842	842	-
Unemployment	-	24	24	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,036	$ 3,036	$ -
STATE AND LOCAL				
Withholding	$ -	$ 471	$ 471	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	137	137	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 608	$ 608	$ -

TOTAL TAXES PAID - from a. and b. above $ 3,644
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes: ______________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CF1 (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended February 28, 2006

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	19,436
03-17288-AJM-11	ROHN Construction, Inc.		-
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		-
	Total Disbursements	$	19,436

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended February 28, 2006

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,881,316	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,355,625	$ 2,355,625 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (115,388)	$ (135,117)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 500,000	$ 550,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 485,447	$ 515,718

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended February 28, 2006

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ____________

   c. **sales price:** $ -

   d. **net amount received:** $ -